SUPPLEMENT DATED MAY 14, 2025
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, AND COLUMBIA ALL-STAR TRADITIONS

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective at the opening of business on June 2, 2025, the names of the following investment options will be changed:

Current Name	New Name
Wanger Acorn	Columbia Variable Portfolio - Acorn Fund
Wanger International	Columbia Variable Portfolio - Acorn International Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.